                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                              AMENDMENT TO FORM 8-K



                                 AMENDMENT NO. 1

                                 CURRENT REPORT
                              FILED ON MAY 12, 1997


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 24, 1997


                             TECHNICLONE CORPORATION
               (Exact name of Registrant as specified in charter)


          DELAWARE                      0-17085                95-3698422
(State or other jurisdiction          (Commission            (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)


14282 FRANKLIN AVENUE, TUSTIN, CALIFORNIA                      92780-7017
(Address of principal executive offices)                       (Zip code)


       Registrant's telephone number, including area code: (714) 838-0500


                                 NOT APPLICABLE
         (Former name or former address, if changed, since last report)



                               Page 1 of 15 Pages
                           Exhibit Index is on Page 6

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On April 24, 1997, Techniclone Corporation, a Delaware corporation (the "Company") entered into a First Amendment to Stock Exchange Agreement (the "Amendment") with the stockholders of Peregrine Pharmaceuticals, Inc., a Delaware corporation ("Peregrine"), pursuant to which the Company agreed to amend certain provisions of the Stock Exchange Agreement ("Stock Exchange Agreement") between the Company and the stockholders of Peregrine and to issue an additional 80,000 shares of its Common Stock in exchange for all of the issued and outstanding capital stock of Peregrine as set forth in the Amendment. The Amendment provides that the major stockholders of Peregrine would agree to a one year lock-up of the Techniclone shares issued to them in the exchange except that during the lock-up period the Sanderling entities would be permitted to sell up to 275,000 shares, the Saunders entities would be permitted to sell up to 275,000 shares, Jennifer Lobo would be permitted to sell up to 90,000 shares and Philip Thorpe would be permitted to sell up to 50,000 shares. The Amendment also provides that the Company would sell Sanderling $550,000 worth of its Common Stock on the Closing Date of the transaction contemplated by the Stock Exchange Agreement and the Amendment at a purchase price per share equal to eighty percent (80%) of the average closing price of Techniclone's Common Stock for the five trading days immediately preceding the Closing Date.

         As there are no further contingencies, the Agreements have been finalized and all of the preconditions to the closing were met before April 30, 1997, the Company will account for the transaction contemplated by the Stock Exchange Agreement in the year ended April 30, 1997.

         The consideration to be paid for the outstanding shares of stock of Peregrine, consisting of 5,080,000 shares of the Company's Common Stock will be issued upon a determination by the California Commissioner of Corporations that the terms and conditions of the transaction are fair to Peregrine's stockholders or upon the effectiveness of a registration statement filed by the Company relating to the shares of Common Stock to be issued to the Peregrine stockholders.

ITEM 5.  OTHER EVENTS

         On April 25, 1997, Techniclone Corporation, a Delaware corporation (the "Registrant" or the "Company") entered into a 5% Preferred Stock Investment Agreement and a Registration Rights Agreement with eleven (11) investors pursuant to which the Company sold 12,000 shares of 5% Adjustable Convertible Class C Preferred Stock (the "Class C Stock") for an aggregate purchase price of $12,000,000. The Company filed a Certificate of Designation with the Delaware Secretary on April 23, 1997, creating the 5% Adjustable Convertible Class C Preferred Stock. In connection with the issuance of the Class C Stock, the Registrant paid Cappello & Laffer Capital Corp. a non-accountable expense allowance of $100,000 and a $720,000 commission representing six percent of the Purchase Price of the Class C Stock and issued a Warrant to purchase 1,200 shares of Class C Stock at $1,000 per share.

         The Class C Stock is convertible at the option of the holder, commencing on the day after the fifth month anniversary of the Closing Date, into a number of shares of Common Stock of the Registrant determined by dividing $1,000 plus all accrued but unpaid dividends by the Conversion Price. The Conversion Price is the average of the lowest trading price of Registrant's Common Stock for the five consecutive trading days ending with the trading day prior to the conversion date reduced by 13 percent starting on the 1st day of the 8th month after the Closing Date, 20 percent starting on the 1st day of the 10th month after the Closing Date, 22.5 percent starting on the 1st day of the 12th month after the Closing Date, 25 percent starting on the 1st day of the 14th month after the Closing Date, 27 percent starting on the 1st day of the 16th month after the Closing Date and thereafter. At any time after March 24, 1998, the Conversion Price will be the lower of the Conversion Price as calculated in the preceding sentence or the average of the Closing Price of the Company's Common Stock for the thirty (30) trading days including and immediately preceding March 24, 1998 (the "Conversion Cap"). In addition to the Common Stock issued upon conversion of the Class C Stock, Warrants to purchase one-fourth of the number of shares of Common Stock issued upon the conversion will be issued to the converting investor. The Warrants are exercisable at 110 percent of the Conversion Cap for a period of five years from the closing date.

         The Holders of the Class C Stock are entitled to receive dividends at the rate of $50.00 per share per annum commencing September 30, 1997 and thereafter quarterly. The dividends are to be paid in Class C Stock valued at $1,000 per share (fractional shares to be paid in cash) or at the option of the Company in cash. The Class C Stock is subject to mandatory redemption upon certain events which are within the Company's control, and mandatory conversion at any time more than twelve (12) months after the closing date, subject to certain conditions as provided in the Certificate of Designation. Except as provided in the Certificate of Designation or by Delaware law, the Class C Stock does not have voting rights.

         The Company intends to use the proceeds of the offering to complete the clinical trials of the LYM-1 antibody, to begin clinical trials of the TNT antibody, pre-clinical development of the Company's products, construction of facilities and for general corporate and working capital purposes.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Listed below are the financial statements, pro forma financial information and exhibits, if any filed as part of this report.

         (a) Financial Statements of Peregrine Pharmaceuticals, Inc. for the years ended December 31, 1995 and 1996 and for the period from September 16, 1993 (date of inception) through December 31, 1996 and Independent Auditors' Report.

         (b) Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 1997 (as restated) and the Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended January 31, 1997 (as restated) and Fiscal Year ended April 30, 1996 (as restated).

(c)      EXHIBITS
         --------


Exhibit No.         Description
-----------         -----------
   2.1              First Amendment to Stock Exchange Agreement among the stockholders of
                    Peregrine Pharmaceuticals, Inc. and Registrant.

   3.1              Certificate of Designation of 5% Adjustable Convertible Class C Preferred
                    Stock as filed with the Delaware Secretary of State on April 23, 1997.

   4.1              5% Preferred Stock Investment Agreement between Registrant and the Investors.

   4.2              Registration Rights Agreement between the Registrant and the Investors.

   4.3              Form of Stock Purchase Warrant, to be issued to the holders of the Class C
                    Preferred Stock upon conversion of the Class C Preferred Stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TECHNICLONE CORPORATION



Date: September 25, 1997                  By: /s/ WILLIAM V. MODING
                                              ---------------------------
                                                  William V. Moding
                                                  Chief Financial Officer

                                  EXHIBIT INDEX


         Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report.

                                                                              Sequentially
Exhibit No.                         Description                               Numbered Page
----------                          -----------                               -------------
   --            Unaudited Pro Forma Consolidated Balance Sheet as of               8
                 January 31, 1997 (as restated) and the Unaudited Pro Forma consolidated Statements of Operations for the Nine Months
                 Ended January 31, 1997 (as restated) and the Fiscal
                 Year ended April 30, 1996 (as restated).

   --            Financial Statements of Peregrine Pharmaceuticals, Inc. for       --
                 the years ended December 31, 1995 and 1996 and for the
                 period from September 16, 1993 (date of inception) through
                 December 31, 1996 and Independent Auditors' Report.
                 (Incorporated by reference to the Exhibit of the same
                 number contained in Registrant's Current Report on Form 8-K as filed with the Commission on May 12, 1997).

   2.1           First Amendment to Stock Exchange Agreement among the             --
                 stockholders of Peregrine Pharmaceuticals, Inc. and
                 Registrant. (Incorporated by reference to the Exhibit of the same number contained in Registrant's Current Report on
                 Form 8-K as filed with the Commission on May 12, 1997).

   3.1           Certificate of Designation of 5% Adjustable, Convertible          --
                 Class C Preferred Stock as filed with the Delaware Secretary of State on April 23, 1997. (Incorporated by reference to the
                 Exhibit of the same number contained in Registrant's Current
                 Report on Form 8-K as filed with the Commission on
                 May 12, 1997).

   4.1           5% Preferred Stock Investment Agreement between Registrant        --
                 and the Investors. (Incorporated by reference to the Exhibit of the same number contained in Registrant's Current Report on Form 8-K as filed with the Commission on May 12, 1997).

                                                                                Sequentially
Exhibit No.      Description                                                    Numbered Page
-----------      -----------                                                    -------------
   4.2           Registration Rights Agreement between the Registrant and            --
                 the Investors. (Incorporated by reference to the Exhibit
                 of the same number contained in Registrant's Current Report on Form 8-K as filed with the Commission on May 12, 1997).

   4.3           Form of Stock Purchase Warrant, to be issued to the holders         --
                 of the Class C Preferred Stock upon conversion of the Class C
                 Preferred Stock. (Incorporated by reference to the Exhibit of the same number contained in Registrant's Current Report on
                 Form 8-K as filed with the Commission on May 12, 1997).

         The following unaudited pro forma consolidated statements of operations for the nine month period ended January 31, 1997 and the fiscal year ended April 30, 1996 and the Unaudited Pro Forma Consolidated Balance Sheet as of January 31, 1997 have been prepared assuming that the acquisition of Peregrine Pharmaceuticals, Inc. (Peregrine) and the issuance of the Series C Preferred Stock had occurred as of May 1, 1995, for the consolidated statements of operations presentation and as of January 31, 1997, for the consolidated balance sheet presentation.

         The unaudited pro forma consolidated financial statements are provided for information purposes only and do not purport to present the financial position or results of operations of Techniclone Corporation (Techniclone or the Company) had the acquisition or the issuance of the Series C preferred stock assumed therein occurred on the dates specified. The unaudited pro forma consolidated financial statements (as restated) are not necessarily indicative of the results of operations that may be expected in the future.

         Peregrine is a developmental stage enterprise and is engaged in research and development of new technologies for use in the production of therapeutic agents for treatment of cancerous tumors. Therefore, the excess of the purchase price paid by Techniclone over the net tangible assets acquired will be recorded as in-process research and development in the Company's consolidated financial statements for the fiscal year ended April 30, 1997.

                             TECHNICLONE CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   FOR THE NINE MONTHS ENDED JANUARY 31, 1997

                                    RESTATED


                                TECHNICLONE       PEREGRINE                          PROFORMA
                                NINE MONTHS       NINE MONTHS                         TOTALS
                                   ENDED             ENDED                           PRIOR TO
                                JANUARY 31,       DECEMBER 31,      ACQUISITION      FINANCING        FINANCING
                                    1997             1996          ADJUSTMENTS(8)   ADJUSTMENTS     ADJUSTMENTS(9)    CONSOLIDATED
                               -------------     -------------     --------------   -------------   --------------    -------------
REVENUES:
Interest income                $     198,200     $          --     $          --    $     198,200    $        --    $     198,200
Rental income                         34,107                                               34,107                          34,107
                               -------------     -------------     -------------    -------------    -----------    -------------
   Total revenues                    232,307                                              232,307                         232,307

COSTS AND EXPENSES:
Research and development           2,023,381           664,191                          2,687,572                       2,687,572
General and administrative:
  Unrelated entities               1,387,826           368,165                          1,755,991                       1,755,991
  Affiliates                         216,012             9,014                            225,026                         225,026
Stock based compensation             395,832                                              395,832                         395,832
Interest                             100,417            36,241                            136,658                         136,658
                               -------------     -------------     -------------    -------------    -----------    -------------
Net loss before preferred
  stock accretion
  and dividends                $  (3,891,161)    $  (1,077,611)    $         --     $  (4,968,772)   $        --    $  (4,968,772)

Preferred stock accretion
  and dividends:

Accretion of discount on
  5% Cumulative Class C
  Preferred stock                                                                                     (1,109,589)      (1,109,589)

Imputed dividends for
  Class B Convertible
  Preferred Stock                   (434,450)                                            (434,450)                       (434,450)

Imputed dividends for
  Class C Convertible
  Preferred Stock                                                                                       (644,298)        (844,298)
                               -------------     -------------     -------------    -------------    -----------    -------------
Net Loss Applicable to
  Common Stock (Note 10)       $  (4,325,611)    $  (1,077,611)    $          --    $  (5,403,222)   $(1,753,887)   $  (7,157,109)
                               =============     =============     =============    =============    ===========    =============

Weighted Average Shares
  Outstanding (Note 10)                                                                                                26,392,912

Net Loss per Share (Note 10)                                                                                        $       (0.27)
                                                                                                                    =============

                             TECHNICLONE CORPORATION

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    FOR THE FISCAL YEAR ENDED APRIL 30, 1996

                                    RESTATED

                                      TECHNICLONE    PEREGRINE                     PROFORMA
                                      FISCAL YEAR   FISCAL YEAR                     TOTALS
                                         ENDED         ENDED                       PRIOR TO
                                       APRIL 30,     MARCH 31,    ACQUISITION     FINANCING          FINANCING
                                         1996          1996      ADJUSTMENTS(8) ADJUSTMENTS(7)   ADJUSTMENTS(9)      CONSOLIDATED
                                      -----------   -----------  -------------- --------------   --------------      ------------
REVENUES:
Product sales                         $     2,580   $        --       $ --        $    2,580       $      --         $      2,580
License agreements                      3,002,244                                  3,002,244                            3,002,244
Interest income                           138,499                                    138,499                              138,499
                                      -----------   -----------       ----        ----------        ----------       ------------
    Total revenues                      3,143,323                                  3,143,323                            3,143,323

COSTS AND EXPENSES:
Cost of sales                               2,580                                      2,580                                2,580
Research and development                1,679,558       799,921                    2,479,479                            2,479,479
General and administrative:
  Unrelated entitles                      947,816       369,964                    1,317,780                            1,317,780
  Affiliates                              170,659        88,914                      259,573                              259,573
Stock based compensation
Interest                                   17,412        22,099                       39,511                               39,511
                                      -----------   -----------       ----       -----------      ------------       ------------
    Total costs and expenses            2,818,025     1,280,898                    4,098,923                            4,098,923
                                      -----------   -----------       ----       -----------       -----------       ------------
Net loss before preferred stock
  accretion and dividends             $   325,298   $(1,280,898)      $          $  (955,600)      $                 $   (955,600)
Preferred Stock accretion and
  dividends:
Accretion of discount on Class
  B Preferred Stock                    (5,327,495)                                (5,327,495)                          (5,327,495)
Accretion of discount on 5%
  Cumulative Class C Preferred
  Stock                                                                                             (3,328,767)        (3,328,767)
Imputed dividends for Class B
  Convertible Preferred Stock            (560,467)                                  (560,467)                            (560,467)
Imputed dividends for Class C
  Convertible Preferred Stock                                                                         (859,064)          (859,064)
                                      -----------   -----------       ----       -----------        -----------      ------------
        Net Loss Applicable to
          Common Stock (Note 10)      $ 5,562,664   $(1,280,896)      $          $(6,843,562)       $(4,187,831)     $(11,031,893)
                                      -----------   -----------       ----       -----------        -----------      ------------
Weighted Average Shares
  Outstanding (Note 10)                                                                                                23,695,008

Net Loss Per Share (Note 10)                                                                                          $     (0.47)

                             TECHNICLONE CORPORATION

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                JANUARY 31, 1997

                                    RESTATED

                                                                                      PRO FORMA
                                                                                       TOTALS
                                        TECHNICLONE    PEREGRINE                      PRIOR TO
                                        JANUARY 31,   DECEMBER 31,   ACQUISITION      FINANCING        FINANCING
                                           1997           1996       ADJUSTMENTS     ADJUSTMENTS    ADJUSTMENTS(9)   CONSOLIDATED
                                        -----------   ------------   -----------     -----------    --------------   ------------
CURRENT ASSETS:
Cash and cash equivalents                $2,065,587      $15,636     $  550,000 (7)  $ 3,153,599     $11,180,000(9)   $14,333,599
                                                                        (27,624)(2)
                                                                        550,000 (2)
Investments                                 997,118                                      997,118                          997,118
Accounts receivable, net                     31,947                                       31,947                           31,947
Inventory                                   275,351                                      275,351                          275,351
Prepaid expenses and other current
  assets                                      5,383        6,000        326,700 (2)      338,083                          338,083
                                         ----------      -------     ----------      -----------     -----------      -----------
    Total current assets                  3,375,386       21,636      1,399,076        4,796,098      11,180,000       15,976,098

PROPERTY:
Land                                      1,050,510                                    1,050,510                        1,050,510
Building and improvements                 3,038,994                                    3,038,994                        3,038,994
Laboratory equipment                      1,353,135                                    1,353,135                        1,353,135
Office furniture and equipment              219,588                                      219,588                          219,588
                                         ----------      -------     ----------      -----------     -----------      -----------
    Total                                 5,662,227                                    5,662,227                        5,662,227
Less accumulated depreciation              (953,725)                                    (953,725)                        (953,725)
                                         ----------      -------     ----------      -----------     -----------      -----------
Property, net                             4,708,502                                    4,708,502                        4,708,502

OTHER ASSETS:
Note receivable from shareholder            350,000                                      350,000                          350,000
Patents, net                                182,150                                      182,150                          182,150
                                         ----------      -------     ----------      -----------     -----------      -----------
    Total other assets                      532,150                                      532,150                          532,150
                                         ----------      -------     ----------      -----------     -----------      -----------
TOTAL                                    $8,616,038      $21,636     $1,399,076      $10,036,750     $11,180,000      $21,216,750
                                         ==========      =======     ==========      ===========     ===========      ===========

                            TECHNICLONE CORPORATION

                                JANUARY 31, 1997

                                    RESTATED

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                                      PRO FORMA
                                                                                       TOTALS
                                        TECHNICLONE    PEREGRINE                      PRIOR TO
                                        JANUARY 31,   DECEMBER 31,   ACQUISITION      FINANCING       FINANCING
                                           1997           1996       ADJUSTMENTS     ADJUSTMENTS    ADJUSTMENTS(9)   CONSOLIDATED
                                        -----------   ------------   -----------     -----------    ---------------   ------------
CURRENT LIABILITIES:
Accounts payable                        $   205,685     $ 38,370      $      --      $  244,055          $ --         $  244,055
Accrued legal and accounting fees            85,000      249,304                        334,304                          334,304
Accrued payroll and related costs            99,005       41,181                        140,186                          140,186
Accrued license termination fee             100,000                                     100,000                          100,000
Accrued license and royalties                81,667      273,211                        354,878                          354,878
Accrued interest                             16,476       36,242                         52,718                           52,718
Reserve for contract losses                 207,714                                     207,714                          207,714
Current portion of long-term debt            72,609                                      72,609                           72,609
Other current liabilities                    68,663       45,913                        114,576                          114,576
                                         ----------     --------      ---------      ----------          ----         ----------
    Total current liabilities               936,819      684,221                      1,621,040                        1,621,040

LONG-TERM DEBT                            1,941,271      750,000        876,700 (2)   1,941,271                        1,941,271
                                                                       (876,700)(3)
                                                                       (750,000)(6)
COMMITMENTS

STOCKHOLDERS' EQUITY:
Preferred Stock, Class A                                 294,109       (294,109)(5)          --
Preferred Stock, Class B                          2      444,108       (444,108)(5)           2                                2
Preferred Stock, Class C                                 926,071       (926,071)(5)          --            12(9)              12
Common Stock                                 22,164           62          5,080 (1)      27,392                           27,392
                                                                           (137)(1)
                                                                             10 (3)
                                                                              8 (4)
                                                                             43 (5)
                                                                             14 (6)
                                                                            148 (7)

                            TECHNICLONE CORPORATION

                                JANUARY 31, 1997

                                    RESTATED

                                                                                     PRO FORMA
                                                                                       TOTALS
                                      TECHNICLONE    PEREGRINE                        PRIOR TO
                                      JANUARY 31,   DECEMBER 31,   ACQUISITION       FINANCING         FINANCING
                                         1997           1996       ADJUSTMENTS      ADJUSTMENTS      ADJUSTMENTS(9)    CONSOLIDATED
                                      -----------   ------------   -----------      ------------     --------------    ------------
Additional paid-in capital            $34,166,617   $   142,146    $ (3,821,416)(1)  $ 61,529,898     $11,179,988(9)  $ 72,709,886
                                                                     26,813,429 (1)
                                                                        876,690 (3)
                                                                        388,349 (4)
                                                                      1,664,245 (5)
                                                                        749,986 (6)
                                                                        549,852 (7)

Accumulated Deficit                   (27,974,253)   (3,219,081)    (26,632,018)(1)   (54,606,271)                     (54,606,271)
                                                                      3,635,062 (1)
                                                                        (27,624)(2)
                                                                       (388,357)(4)
                                      -----------   -----------    ------------      ------------     -----------     ------------
                                        6,214,530    (1,412,585)      2,149,076         6,951,021      11,180,000       18,131,021
Less notes receivable from sale of
  common stock                           (476,582)                                       (476,582)                       (476,582)
                                      -----------   -----------    ------------      ------------     -----------     ------------
    Net stockholders' equity            5,737,948    (1,412,585)      2,149,076         6,474,439      11,180,000       17,654,439
                                      -----------   -----------    ------------      ------------     -----------     ------------
TOTAL                                 $ 8,616,038   $    21,636    $  1,399,076      $ 10,036,750     $11,180,000     $ 21,216,750
                                      ===========   ===========    ============      ============     ===========     ============

                            TECHNICLONE CORPORATION

         NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

                                    RESTATED


 (1) Pro forma adjustments to reflect the purchase of net assets of Peregrine ($186,491) through the issuance of the Company's common stock. The excess purchase price over the fair market value of net assets acquired ($26,632,018) has been allocated to in-process research and development (accumulated deficit).

 (2) Pro forma adjustment to reflect the issuance of convertible notes payable to Peregrine for cash of $550,000, plus accrued interest of $27,624 and advances receivable of $326,700 effective with the acquisition.

 (3) Pro forma adjustment to reflect the conversion of the notes payable due to Peregrine for $876,700 into common stock of Peregrine effective immediately prior to the acquisition.

 (4) To reflect the issuance of common stock to both a key employee and an advisor of Peregrine for prior services valued at $388,357, effective with the acquisition.

 (5) To reflect the conversion of preferred stock of Peregrine into common stock of Peregrine effective with the acquisition.

 (6) To reflect the conversion of the $750,000 note payable to Peregrine into common stock effective with the acquisition.

 (7) In conjunction with the acquisition of Peregrine, the Company agreed to sell one of the Peregrine's major shareholders additional common stock at a 20% discount from the Company's trading price on a specified date ($3.82 per share). Indicated amount represents the sale of such common stock. The Company has accounted for the sale of the common stock as an equity transaction, without compensation expense, as the stock sold represents restricted stock and the discount from the market value of 20% is considered reasonable in light of the restriction features.

                            TECHNICLONE CORPORATION

                                    RESTATED


(8) Pro forma acquisition adjustments related primarily to the purchase of in-process research and development, issuance of stock for prior services to an employee and a consultant of Peregrine and the accrual of interest on the notes payable to Peregrine shareholders. As these adjustments have no continuing impact on the future combined operations of Techniclone and Peregrine, the amounts have been excluded from the acquisition adjustments in the accompanying pro forma consolidated statements of operations.

(9) Pro forma adjustments to record the issuance of $12,000,000 in Class C Preferred Stock, net of issuance costs of $820,000. As the financing was the sale of an equity security with dividends payable in preferred stock, there is no effect on the pro forma statement of operations for the nine month period ended January 31, 1997 or the fiscal year ended April 30, 1996.

(10) Pro forma net loss per common share has been calculated by taking the sum of the net income (loss) for the respective period and deducting the Class B and Class C Preferred Stock discounts and dividends of $10,075,793 for the fiscal year ended April 30, 1996 and $2,188,337 for the nine month period ended January 31, 1997 and dividing the sum by the weighted average shares outstanding during the period.


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